Third Quarter 2017 Earnings Call October 31, 2017

Important Information Forward Looking Statements This presentation contains forward-looking statements. SmartFinancial cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: the expected revenue synergies and cost savings from the merger with Capstone may not be fully realized or may take longer than anticipated to be realized; the disruption from the Capstone merger with customers, suppliers or employees or other business partners’ relationships; the risk of successful integration of our business with that of Capstone after consummation of the merger; the amount of costs, fees, expenses, and charges related to the merger; changes in management’s plans for the future, prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services and other factors that may be described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, SmartFinancial assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Non-GAAP Measures Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. SmartFinancial management uses non-GAAP financial measures, including: (i) net operating earnings available to common shareholders; (ii) operating efficiency ratio; (iii) tangible common equity, and (iv) net interest income –ex purchase accounting. adjustments in its analysis of the company's performance. Net operating earnings available to common shareholders excludes the following from net income available to common shareholders: securities gains and losses, merger and conversion costs, OREO gain and losses, and the income tax effect of adjustments. The operating efficiency ratio excludes securities gains and losses, merger and conversion costs, and adjustment for OREO gains and losses from the efficiency ratio. Adjusted allowance for loan losses adds net acquisition accounting fair value discounts to the allowance for loan losses. Tangible common equity excludes total preferred stock, preferred stock paid in capital, goodwill, and other intangible assets. Net interest income – ex purchase accounting adjustments adds the taxable equivalent adjustment for tax free yielding assets and removes loan purchase accounting adjustments that are above the contractual loan interest amount. Management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the company and provide meaningful comparisons to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider SmartFinancial's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. 2

SMBK at-a-glance • Core franchise in East Tennessee – SmartBank founded in 2007 • Corporate Headquarters – Knoxville, Tennessee • 14 Branch Offices located in Knoxville, Pigeon Forge/Gatlinburg and Chattanooga/Cleveland regions in TN with FL offices in Pensacola, Destin and Panama City. • SmartBank $1B+ platform was created through an East TN Merger of Equals completed in 2016. • Business Strategy • Create a valuable Southeastern banking franchise through organic growth in strong markets coupled with an acquisition model positioning our company as a partner of choice for banks our region. • Continually improve earnings and efficiency metrics as we build out our model. • Disciplined growth strategy with a focus on strong credit metrics. • Build a solid franchise in all of our markets focusing on strong core deposit growth. • Create a strong, consistent culture with an environment where top performers want to work. • Notable acquisition of Alabama-based company that creates scale in our Southern region and allows leverage to our infrastructure expected to close on November 1, 2017. 3

Pro Forma Branch Map 4 SMBK (14) Capstone (8) • Capstone brings the vibrant Tuscaloosa market to complement existing Tennessee and Florida markets. • Capstone’s CEO, Robert Kuhn, will be the Regional President for Alabama and the Florida Panhandle which will enhance SmartBank’s geographic profile. • Pro forma footprint allows for additional opportunities for market expansion.

Deal Assumptions and Impact 5 Cost Savings: 25%, with 85% phased-in in 2018 and 100% thereafter Merger Related Expenses: $5.0 million after-tax Significant Purch. Acct. Mark: $9.3 million loan credit mark down $2.3 million loan fair value adjustment Core Deposit Intangible: $4.2 million Earnings Accretion: +25% in each of the first two years (excl. merger charges) TBV Dilution: ~7.5%, earned back over ~3 years (crossover) Deal Assumptions Estimated Financial Impact

Third Quarter 2017 Highlights • Net income available to common shareholders of $1.7 million during 3Q17 compared to $1.3 million during 3Q16. • Net operating earnings (Non-GAAP) available to common shareholders of $1.8 million increased over 40% year over year. • Increased net interest margin, taxable equivalent, during the quarter to 4.17 percent. • Asset quality outstanding with nonperforming assets to total assets of just 0.37%. 6

Summary Results 0.40% 0.50% 0.60% 0.70% 0.80% ROAA 3.74% 3.76% 3.78% 3.80% 3.82% Net interest income / average assets 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% Noninterest income / average assets 2.90% 3.00% 3.10% 3.20% 3.30% 3.40% Noninterest expense / average assets 7

Earnings Profile –Third Quarter 2017 • Net income available to common increased 22% year over year. • Net interest income up over 13% year over year primarily due to average loan balances that were up 10%. • Increases in noninterest expense primarily driven by salaries from personnel additions as well as merger and conversion expenses. 3Q17 2Q17 3Q16 Total interest income 12,317$ 11,517$ 10,763$ Total interest expense 1,393 1,268 1,099 Net interest income 10,924 10,249 9,664 Provision for loan losses 30 298 218 Net interest income after provision for loan losses 10,894 9,951 9,446 Total noninterest income 1,220 1,253 1,204 Total noninterest expense 9,547 8,829 8,050 Earnings before income taxes 2,567 2,375 2,600 Income tax expense 882 726 947 Net income 1,685 1,649 1,653 Dividends on preferred stock — — 270 Net income available to common shareholders 1,685$ 1,649$ 1,383$ Net income per common share Basic 0.20$ 0.20$ 0.23$ Diluted 0.20 0.20 0.22 8

Net Interest Income • Net interest margin, taxable equivalent, increased quarter to quarter due higher average interest- earning assets to average interest-bearing liabilities and increases in the yields of loans and securities. • Compared to a year ago earning asset yields are up 22bps while cost of interest bearing liabilities are up 11bps. 3Q17 2Q17 3Q16 Loans 5.25% 5.17% 5.09% Investment securities and interest-bearing due from banks 2.11% 2.04% 1.53% Federal funds and other 1.07% 1.69% 3.72% Earning Asset Yields 4.70% 4.66% 4.48% Total interest-bearing deposits 0.68% 0.65% 0.58% Securities sold under agreement to repurchase 0.29% 0.32% 0.30% Federal Home Loan Bank advances and other borrowings 5.17% 1.27% 0.60% Total interest-bearing liabilities 0.68% 0.65% 0.57% Net interest margin 4.17% 4.15% 4.03% Cost of Funds 0.55% 0.54% 0.48% Average Yields and Rates 3.50% 3.75% 4.00% 4.25% 3Q16 4Q16 1Q17 2Q17 3Q17 Net Interest Margin Net interest margin, TEY Net interest margin, TEY- ex purchase acct. adj 3Q17 2Q17 3Q16 Net intere t income 10,924$ 10,249$ 9,664$ Average Earning Assets 1,042,305 992,133 953,710 9

Noninterest Income • 3Q17 Noninterest income down due to lower gains on sales of SBA and mortgage loans. • Quarterly recurring core noninterest income of service charges, gains on the sale of loans, and other noninterest income has trended higher over the last four quarters from approximately $1 million thousand in 3Q16 to $1.1 million in 3Q17. $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 3Q16 4Q16 1Q17 2Q17 3Q17 Noninterest Income Gain (loss) on sale of foreclosed assets Gain on securites Other non-interest income Gain on sale of loans and other assets Service charges on deposit accounts Core Recurring Trend 10

Noninterest Expense • Salary increases are primarily due to the additions of revenue producing personnel along with operations additions to support the upcoming merger. • Increases in other noninterest expense compared to the prior year primarily due to merger expenses, loan expense, and reserves for mortgage loans sold. $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 3Q16 4Q16 1Q17 2Q17 3Q17 Noninterest Expense Other Amortization of Intangibles Data Processing Occupancy Salaries & Benefits 11

Balance Sheet • Cash & cash equivalents were reduced slightly. • Securities were reduced as gains were recognized when interest rates fell in September. • Loans increased $6 million. • Demand deposits decreased while reductions in money markets and time deposits were concentrated in wholesale borrowings. • Compared to the prior year average interest earning assets to average interest-earning liabilities increased from 125.2% to 127.7%. 3Q17 2Q17 3Q16 Cash & cash equivalents 84,098$ 82,835$ 58,587$ Securities available for sale 115,535 132,762 138,628 Other investments 6,081 6,081 4,451 Total loans 871,679 865,421 797,143 Allowance for loan losses (5,393) (5,498) (4,964) Premises and equipment 33,778 33,765 27,863 Foreclosed assets 2,888 2,369 2,536 Goodwill and other intangibles 7,414 7,492 6,675 Other assets 19,742 20,253 9,808 Total assets 1,135,822$ 1,145,479$ 1,040,726$ Noninterest demand 185,386$ 183,324$ 145,509$ Interest-bearing demand 156,953 156,150 152,216 Money market and savings 306,357 324,014 271,259 Time deposits 311,490 318,147 291,858 Total deposits 960,187 981,635 860,842 Repurchase agreements 26,542 22,946 24,202 FHLB & other borrowings 6,000 — 43,048 Other liabilities 6,505 6,164 7,463 Total liabilities 999,234$ 1,010,745$ 935,556$ Total shareholders' equity 136,588$ 134,734$ 105,170$ Total liabilities & shareholders' equity 1,135,822$ 1,145,479$ 1,040,726$ 12

Loan Portfolio • Loan growth of over $74 million year over year, about 9%. • Growth over the last year has been broad based with increases in C&I, CRE, and Consumer RE. • The bank’s Commercial Real Estate 100 & 300 ratios dropped even further. $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 3Q16 4Q16 1Q17 2Q17 3Q17 Portfolio Composition Other Consumer RE CRE, non-owner occupied CRE, owner occupied C&D C&I 13

Asset Quality • Excellent asset quality with nonperforming assets at just 0.37% of total assets. • Purchase accounting discounts are significantly higher than ALLL. 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 3Q16 4Q16 1Q17 2Q17 3Q17 Nonperforming Assets Foreclosed assets Nonperforming loans Nonperforming assets to total assets 14 0.50% 0.55% 0.60% 0.65% 0.70% 0.75% $0 $4,000 $8,000 $12,000 3Q16 4Q16 1Q17 2Q17 3Q17 Loan Discounts Allowance for loan losses (GAAP) Net acquisition accounting fair value discounts to loans Allowance for loan losses to loans

Deposits • Well diversified deposit mix with growth of money market, savings, and noninterest demand replacing mostly wholesale time deposits. • Cost of funds up just 7bps while Fed Funds has increased 75bps over the last year. 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% $- $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 3Q16 4Q16 1Q17 2Q17 3Q17 Deposit Composition Time deposits Money market and savings Interest-bearing demand Noninterest demand Cost of Funds Fed Funds Target 15

Conclusions • Net income available to common increased 26% compared to a year ago. • Fourth quarter acquisition of Capstone Bancshares. • Improved loan mix with less CRE which will allow continued growth. • SMBK continues focus on long-term shareholder value by: • Building the foundation for organic growth and profitability. • Exploring expansion to strategic markets. • Q&A 16

Non-GAAP Reconciliations 3Q17 2Q17 1Q17 4Q16 3Q16 Net interest income -ex purchase acct. adj. Net interest income (GAAP) 10,924$ 10,249$ 9,820$ 9,856$ 9,665$ Taxable equivalent adjustment 22 (371) (141) (225) (516) Net interest income TEY (Non-GAAP) 10,946 $9,878 $9,679 9,631 9,149 Purchase accounting adjustments 888 696 540 430 450 Net interest income -ex purchase acct. adj. (Non-GAAP) 11,834$ 10,574$ 10,219$ 10,061$ 9,599$ Loan Discount Data Allowance for loan losses (GAAP) 5,393$ 5,498$ 5,152$ 5,105$ 4,964$ Net acquisition accounting fair value discounts to loans 8,167 9,086 9,831 10,271 10,742 Tangible Common Equity Shareholders' equity (GAAP) 136,588$ 134,734$ 132,551$ 105,240$ 105,170$ Less preferred stock & preferred stock paid in capital — — — 12,000 12,000 Less goodwill and other intangible assets 7,414 7,492 6,583 6,636 6,675 Tangible common equity (Non-GAAP) 129,174$ 127,242$ 125,968$ 86,604$ 86,495$ 17

Non-GAAP Reconciliations 3Q17 2Q17 1Q17 4Q16 3Q16 Operating Earnings Net income (loss) (GAAP) 1,685$ 1,648$ 1,644$ 1,647$ 1,611$ Securities (gains) losses (144) — — — (18) Foreclosed assets (gains) losses 27 — 15 (6) (130) Merger and conversion costs 303 420 — — — Income tax effect of adjustments2 (71) (161) (6) 2 57 Net operating earnings (Non-GAAP) 1,800 1,907 1,653 1,643 1,520 Dividends on preferred stock — — (195) (270) (270) Net operating earnings available to common shareholders (Non-GAAP) 1,800$ 1,907$ 1,458$ 1,373$ 1,250$ Net operating earnings per common share: Basic 0.22$ 0.23$ 0.19$ 0.23$ 0.21$ Diluted 0.22 0.23 0.19 0.22 0.21 Operating Efficiency Ratio Efficiency ratio (GAAP) 78.62% 76.77% 75.79% 74.29% 74.06% Adjustment for taxable equivalent yields -0.22% -0.22% -0.25% -0.26% -0.18% Adjustment for securities (gains) losses 1.51% —% —% —% 0.23% Adjustment for OREO gains (losses) -0.28% —% -0.18% 0.08% 1.62% Adjustment for merger and conversion costs -3.17% -4.76% —% —% —% Operating efficiency ratio (Non-GAAP) 76.46% 71.79% 75.36% 74.11% 75.73% 18

Third Quarter 2017 19 Supplemental Information

Loan & Deposit Composition 3Q17 C&I 13% C&D 11% CRE, owner occupied 25% CRE, non- owner occupied 27% Consumer RE 23% Other 1% Loans Noninterest demand 19% Interest- bearing demand 16% Money market and savings 32% Time deposits 33% Deposits 20

Loan Composition History

	3Q17	2Q17	1Q17	4Q16	3Q16
Gross Loans					
C&I	$ 119,782	$ 105,129	$ 90,649	$ 85,696	$ 83,471
C&D	98,212	101,151	115,675	117,748	128,727
CRE, owner occupied	210,489	211,469	197,032	181,840	172,397
CRE, non-owner occupied	237,131	233,707	210,901	233,021	222,592
Consumer RE	199,704	206,667	186,344	187,557	182,952
Other	6,361	7,298	6,938	7,515	7,263
Total Loans, gross	$ 871,679	$ 865,421	$ 807,539	$ 813,377	$ 797,402

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SmartFinancial, Inc.

Deposit Composition History 3Q17 2Q17 1Q17 4Q16 3Q16 Deposits Noninterest demand 185,386$ 183,324$ 160,673$ 153,483$ 145,509$ Interest-bearing demand 156,953 156,150 167,433 162,702 152,216 Money market and savings 306,358 324,014 274,993 274,605 271,259 Time deposits 311,490 318,147 286,600 316,275 291,858 Total Deposits 960,187$ 981,635$ 889,699$ 907,065$ 860,842$ 22

CRE Ratios • Declining trend in CRE ratios has been a result of targeted focus by lending teams across Bank’s geography to primarily prospect opportunities within the owner occupied CRE and Commercial and Industrial portfolio segments. • This strategy was implemented to further diversify the bank’s loan portfolio by reducing existing concentrations within the CRE segment. 50.00% 75.00% 100.00% 125.00% 150.00% Q4 2 0 1 4 Q1 2 0 1 5 Q2 2 0 1 5 Q3 2 0 1 5 Q4 2 0 1 5 Q1 2 0 1 6 Q2 2 0 1 6 Q3 2 0 1 6 Q4 2 0 1 6 Q1 2 0 1 7 Q2 2 0 1 7 Q3 2 0 1 7 100 Ratio 23 200.00% 250.00% 300.00% 350.00% 400.00% Q4 2 0 1 4 Q1 2 0 1 5 Q2 2 0 1 5 Q3 2 0 1 5 Q4 2 0 1 5 Q1 2 0 1 6 Q2 2 0 1 6 Q3 2 0 1 6 Q4 2 0 1 6 Q1 2 0 1 7 Q2 2 0 1 7 Q3 2 0 1 7 300 Ratio

Management Team 24 Billy Carroll President & CEO Miller Welborn Chairman of the Board C. Bryan Johnson Chief Financial Officer Rhett Jordan Chief Credit Officer Gary Petty Chief Risk Officer Greg Davis Chief Lending Officer